UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

ANESIVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 12, 2007, we entered into an Underwriting Agreement with Pacific Growth Equities LLC, Broadpoint Capital, Inc. and Fortis Securities LLC (together, the “Underwriters”), related to the public offering, issuance and sale of 11,111,111 shares of our common stock. We have granted the Underwriters the option to purchase up to an additional 1,234,568 shares of common stock to cover over-allotments, if any. The price to the public is initially $4.05 per share, and the Underwriters have agreed to purchase the shares from us pursuant to the Underwriting Agreement at a price of $3.888 per share. The closing of the offering is expected to take place on December 18, 2007, subject to the satisfaction of closing conditions contained in the Underwriting Agreement. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The offering is being made pursuant to a prospectus supplement filed with the Securities and Exchange Commission on December 13, 2007, in connection with a shelf takedown from our shelf registration statement on Form S-3 (File no. 333-147357), which became effective on November 28, 2007. A copy of the opinion of Cooley Godward Kronish LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Item 8.01 Other Events

On December 13, 2007, we issued a press release announcing the offering of 11,111,111 shares of our common stock. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Number	Description
1.1	Underwriting Agreement dated December 12, 2007 by and among Anesiva, Inc., Pacific Growth Equities, LLC, Broadpoint Capital, Inc. and Fortis Securities LLC.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Press release issued by Anesiva, Inc. on December 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2007	ANESIVA, INC.

	By:	/s/ Patrick A. Broderick
Patrick A. Broderick
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement dated December 12, 2007 by and among Anesiva, Inc., Pacific Growth Equities LLC, Broadpoint Capital, Inc. and Fortis Securities LLC.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Press release issued by Anesiva, Inc. on December 13, 2007.